UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 19, 2023
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ARTIVION, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1655 Roberts Boulevard, N.W., Kennesaw, Georgia 30144
(Address of principal executive office) (zip code)
Registrant's telephone number, including area code: (770) 419-3355
___________________________________________________________________________________
(Former name or former address, if changed since last report)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AORT	NYSE
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At Artivion, Inc.’s (the “Company” or “Artivion”) 2023 Annual Meeting of Stockholders held on May 16, 2023 (the “Annual Meeting”), Artivion’s stockholders elected each individual that was nominated for election as director of the Company to serve until the next annual meeting or until their successors are elected and qualified. The stockholders also (i) approved, by non-binding vote, the compensation paid to Artivion’s named executive officers, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, (ii) approved, by non-binding vote, one-year frequency for stockholder advisory votes on the compensation paid to Artivion’s named executive officers, (iii) ratified the preliminary selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2023, and (iv) approved additional funding of 3,040,000 shares for the Artivion, Inc. 2020 Equity and Cash Incentive Plan (the “Artivion ECIP”). The Artivion ECIP is filed as Exhibit 10.1 hereto and incorporated herein by reference.

The final results of the voting on each matter of business at the Annual Meeting are as follows:

(i) Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Thomas F. Ackerman	30,738,849	1,051,052	3,436,309
Daniel J. Bevevino	30,895,401	894,500	3,436,309
Marna P. Borgstrom	31,442,553	347,348	3,436,309
James W. Bullock	31,573,959	215,942	3,436,309
Jeffrey H. Burbank	26,113,051	5,676,850	3,436,309
Elizabeth A. Hoff	31,680,711	109,190	3,436,309
J. Patrick Mackin	31,435,076	354,825	3,436,309
Jon W. Salveson	31,073,463	716,438	3,436,309
Anthony B. Semedo	31,570,252	219,649	3,436,309

(ii) Approval, by non-binding vote, of the compensation paid to Artivion’s named executive officers, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
27,174,737	4,460,348	154,816	3,436,309

(iii) Approval, by non-binding vote, of one-year frequency for stockholder advisory votes on the compensation paid to Artivion’s named executive officers

1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
30,517,597	30,736	1,092,618	148,950	3,436,309

(iv) Ratification of the preliminary selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2023

Votes For	Votes Against	Votes Abstain
35,117,916	104,825	3,469

(v) Approval of additional funding of 3,040,000 shares for the Artivion, Inc. 2020 Equity and Cash Incentive Plan

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
30,752,663	886,740	150,498	3,436,309
Item 9.01(d)    Exhibits
(d)Exhibits.

Exhibit Number	Description
10.1	Artivion, Inc. 2020 Equity and Cash Incentive Plan.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Artivion, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 19, 2023

ARTIVION, INC.

By:	/s/ D. Ashley Lee
Name:	D. Ashley Lee
Title:	Executive Vice President and Chief Financial Officer